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                          SECOND AMENDED AND RESTATED
                         EXECUTIVE EMPLOYMENT AGREEMENT

       This Second Amended and Restated Executive Employment Agreement (the "Amendment") is made and entered into as of this 1st day of November, 1997 by and among Berg Electronics Corp. ("Berg") and Berg Electronics Group, Inc. ("Group"); (both Berg and Group, collectively called "Employer"), and Timothy
L. Conlon ("Employee") and amends that certain Amended and Restated Executive Employment Agreement entered into as of February 1, 1996 (the "Agreement").

                                   WITNESSETH:

       WHEREAS, the Agreement was for a period of five (5) years and would terminate on the 28th day of February, 2001; and,

       WHEREAS, the parties wish to extend the term of this Agreement in accordance with the terms and conditions hereof.

       NOW, THEREFORE, Employee and Employer, in consideration of the agreement, covenants and conditions herein, agree as follows:

       A. That Section 1(a) of the Agreement is hereby amended so as to read as follows:

       (a) Employer hereby agrees to employ Employee (hereinafter referred to as the "Employment") as President and Chief Operating Officer of Berg and President and Chief Operating Officer of Group (the "Position"), and Employee agrees to be employed by Employer in such Position for an initial period of five (5) years ending on the 30th day of October, 2002 (the "Termination Date"), unless terminated earlier as provided herein (the "Employment Period"). In the event that a termination has not occurred prior to the Termination Date, unless either party shall have given written notice to the contrary, at least 30 days prior to the end of the Employment Period or any extension thereof, the Employment Period shall automatically renew for successive one (1) year periods until terminated as provided here or elsewhere hereinbelow.

       B. The parties agree that all other terms and conditions of the Agreement remain in full force and effect except as otherwise provided in this Amendment.

       IN WITNESS WHEREOF, the parties have hereunto executed this Amendment to the Employment Agreement as of the date first above written.

EMPLOYER:                                      EMPLOYEE:

BERG ELECTRONICS CORP.
BERG ELECTRONICS GROUP, INC.



By:
   -----------------------------------------   ---------------------------------
   David M. Sindelar, Senior Vice President    Timothy L. Conlon
   on behalf of both of the above companies